UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2017 (December 7, 2017)

PACWEST BANCORP

(Exact name of registrant as specified in its charter)

Delaware	001-36408	33-0885320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Boulevard, Suite 700
Beverly Hills, CA 90212

(Address of principal executive offices)

(310) 887-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On December 7, 2017, Pacific Western Bank, a California-chartered commercial bank (“Pacific Western Bank”) and wholly-owned subsidiary of PacWest Bancorp, a Delaware corporation (“PacWest”), on behalf of itself and certain of its affiliates (together with Pacific Western Bank, “Pacific Western”), entered into a binding agreement with the loan trading desk of Morgan Stanley, a Delaware corporation (“Morgan Stanley”) under which Pacific Western would sell substantially all of its portfolio of healthcare, technology and general cash flow loans to Morgan Stanley Bank, N.A. an affiliate of Morgan Stanley (“MSBNA”).  Upon consummation of the sale, which is anticipated to take place on or before December 31, 2017, MSBNA will pay Pacific Western approximately $1.48 billion for the portfolio.  In connection with the sale of the portfolio, Pacific Western will exit its commercial lending origination operations related to its healthcare, technology and general cash flow lending groups.  The portfolio of loans subject to the loan sale transaction had an outstanding principal balance of approximately $1.49 billion as of November 30, 2017.

The loan sale will be consummated pursuant to a master trade confirmation substantially in the form most recently published by The Loan Syndications and Trading Association, Inc. (“LSTA”) for par/near par trades, as well as an appropriate LSTA form assignment agreement.  Pacific Western expects to receive the proceeds for substantially all sold loans by December 31, 2017.

Item 7.01.  Regulation FD Disclosure.*

On December 11, 2017, PacWest issued a press release announcing the loan sale transaction, a copy of which is attached as Exhibit 99.1 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.*

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 11, 2017.

* The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of PacWest under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP

Date: December 11, 2017	By:	/s/ Kori L. Ogrosky
	Name:	Kori L. Ogrosky
	Title:	EVP, General Counsel & Corporate Secretary